Exhibit 10.317
LIGAND PHARMACEUTICALS INCORPORATED
2002 STOCK INCENTIVE PLAN
RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT
     Ligand Pharmaceuticals Incorporated, a Delaware corporation (the “Company”), pursuant to its 2002 Stock Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of shares of the Company’s Common Stock (the “Shares”) set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:

Grant Date:

Grant Number:

Total Number of Shares of Restricted Stock:

Vesting Schedule:	[To be specified in individual agreements]
     By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

LIGAND PHARMACEUTICALS INCORPORATED		PARTICIPANT

By:		By:

Print Name:		Print Name:

Title:

Address:	10275 Science Center Drive	Address:

San Diego, CA 92121

EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE
RESTRICTED STOCK AWARD AGREEMENT
     Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2002 Stock Incentive Plan (the “Plan”) indicated in the Grant Notice. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
ARTICLE I
ISSUANCE OF SHARES
     1.1 Issuance of Shares. Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, Participant has been issued the right to receive the number of Shares set forth in the Grant Notice for good and valuable consideration which the Company has determined to exceed the par value of the Company’s Common Stock.
     1.2 Issuance Mechanics. Promptly upon execution of this Agreement, the consent of spouse attached to the Grant Notice as Exhibit B and the stock assignment duly endorsed in blank, attached hereto as Exhibit C, the Company shall cause the Shares to be issued and (a) a stock certificate or certificates representing the Shares to be registered in the name of Participant, or (b) held in book entry form. If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 3.1 below. The Unreleased Shares and stock assignment shall be held by the Company until the Shares are forfeited as provided in Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect.
ARTICLE II
FORFEITURE AND TRANSFER RESTRICTIONS
     2.1 Forfeiture Restriction. Subject to the provisions of Section 2.2 below, in the event of Participant’s cessation of Service for any reason, including as a result of Participant’s death or Permanent Disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant. In the event any of the Shares are forfeited pursuant to this Section 2.1, any assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of such Shares and held by the Company pursuant to Section 2.4(b) shall be retained by the Company.
     2.2 Release of Shares from Forfeiture Restriction. The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice. Subject to Article Three, Section II of the Plan, in the event of a Change in Control, the Forfeiture Restrictions shall continue with respect to the Shares (or any shares of such surviving or acquiring corporation that may be issued in exchange for such Shares). Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.” Upon release of the Unreleased Shares from the Forfeiture Restriction, the Company shall promptly deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, and the Company shall be discharged of all further obligations hereunder. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement.
     2.3 Transfer Restriction. Except for a Permitted Transfer (as defined below), no Unreleased Shares or any interest or right therein or part thereof may be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall such Unreleased Shares be delivered to Participant, and any attempted disposition thereof shall be null and void and of no effect. Any Permitted Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. For purposes of this Agreement, “Permitted Transfer” shall mean (a) a gratuitous transfer of the Shares, provided and only if Participant obtains the Company’s prior written consent to such transfer, or (b) a transfer of title to the Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death. Each person to whom the Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Forfeiture Restriction to the same extent such shares would be so subject if retained by Participant.
     2.4 Rights as Stockholder.
          (a) Subject to Section 2.4(b) below and the other restrictions set forth in this Agreement, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder with respect to said Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.
          (b) Any and all cash dividends paid on the Shares (or other securities at the time held by the Company pursuant to this Section 2.4(b)) and any and all Shares, capital stock or other securities or other property received by or distributed to Participant with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Forfeiture Restriction (as defined in Section 2.1 above) and the restrictions on transfer in Section 2.3 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Forfeiture Restriction pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Shares, including, without limitation, a Change in Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Forfeiture Restriction (as defined in Section 2.1 above) and the restrictions on transfer in Section 2.3 above until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Forfeiture Restriction pursuant to this Agreement). Any such assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of any Unreleased Shares shall be immediately delivered to the Company to be held pursuant to this Section 2.4(b).

ARTICLE III
TAXATION REPRESENTATIONS
     Participant represents to the Company the following:
     (a) Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
     (b) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or sale of the Shares. The Company shall not be obligated to deliver any new certificate representing vested Shares to Participant or Participant’s legal representative unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the issuance, lapsing of restrictions on or sale of the Shares.
ARTICLE IV
RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS
     4.1 Legends. The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND SUBJECT TO CERTAIN FORFEITURE RESTRICTIONS AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE.
     4.2 Refusal to Transfer; Stop-Transfer Notices. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
     4.3 Removal of Legend. After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Participant’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 3.1, and delivered to Participant. If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.

ARTICLE V
MISCELLANEOUS
     5.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
     5.2 Entire Agreement; Enforcement of Rights. This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.
     5.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.
     5.4 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by electronic mail (with return receipt requested and received) or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified, if to the Company, at its principal offices, and if to Participant, at Participant’s address, electronic mail address or fax number in the Company’s employee records or as subsequently modified by written notice.
     5.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     5.6 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Participant. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.
     5.7 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     5.8 No Right to Continued Service. Nothing in the Plan or in this Agreement shall be interpreted to interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or services at any time, nor confer upon Participant the right to continue in the employ or service of the Company or any Parent or Subsidiary.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE
CONSENT OF SPOUSE
     I,                     , spouse of [Name of Participant], have read and hereby approve the foregoing Agreement. In consideration of the Company’s issuing the Shares to my spouse as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

(Signature)

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EXHIBIT C
TO RESTRICTED STOCK AWARD GRANT NOTICE
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto                                          (                    ) shares of the Common Stock of Ligand Pharmaceuticals Incorporated registered in my name on the books of said corporation represented by Certificate No. ___herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement between Ligand Pharmaceuticals Incorporated and the undersigned dated                     , 200___.

Dated: ,
[Name of Participant]

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction, as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of Participant.

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